SHORT-TERM INVESTMENTS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
SHORT-TERM INVESTMENTS.
Bank time deposits	¥ 3,911,410		¥ 9,938,676
Wealth management products	26,491,683		19,463,985
Short-term held-to-maturity debt investments	3,631,732		0
Available-for-sale debt investments	1,380,668		0
Listed equity securities	70,415		0
Total	¥ 35,485,908	$ 5,144,973	¥ 29,402,661